 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 4, 2013
Date of Report
(Date of earliest event reported)

FLOW INTERNATIONAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Washington	001-34443	91-1104842
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23500 64th Avenue South, Kent, Washington 98032
(Address of principal executive offices)
(zip code)

(253) 850-3500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Flow International Corporation (the “Company”) issued a press release dated December 4, 2013 reporting results for the Company's fiscal year 2014 second quarter. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.
Exhibit 99.1
Information relating to our financial results for the second quarter is attached hereto as Exhibit 99.1 and incorporated herein by reference.
General
The information in this Item 7.01 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Important Additional Information about the Merger Transaction
Flow filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement in connection with the proposed merger transaction with Waterjet Holdings Inc. on November 15, 2013. This communication is not a substitute for the definitive proxy statement (including any supplements or amendments thereto) and other documents related to the merger transaction. The definitive proxy statement and any other documents that may be filed with the SEC related to the merger transaction or incorporated by reference into the definitive proxy statement contain important information about Flow, Waterjet Holdings, Inc., the merger transaction and related matters. Investors and security holders are urged to carefully read the definitive proxy statement and any other documents that may be filed with the SEC related to the merger transaction or incorporated by reference into the definitive proxy statement. Investors and security holders will be able to obtain free copies of those documents filed with the SEC by Flow through the website maintained by the SEC at www.sec.gov.
Flow and its directors and officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from its investors and security holders in connection with the merger transaction. Certain information regarding these persons and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement and may be contained in other relevant materials to be filed with the SEC regarding the merger transaction when they become available. Additional information regarding Flow’s executive officers and directors, including investors, is included in Flow’s Annual Report on Forms 10-K and 10-K/A for the fiscal year ended April 30, 2013 which were filed with the SEC on July 30, 2013 and August 28, 2013 respectively, and other relevant documents filed with the SEC. You can obtain free copies of these documents from the SEC using the contact information above.

Item 9.01. Financial Statements and Exhibits.
     (d)          Exhibits
     99.1        Press Release dated December 4, 2013.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOW INTERNATIONAL CORPORATION (Registrant)
Date: December 4, 2013	By:	/s/ John S. Leness
John S. Leness
General Counsel and Secretary